                     UNITED RENTALS (NORTH AMERICA), INC.

                                 $300,000,000
             9 1/4%   Senior Subordinated Notes due 2009, Series A


                              Purchase Agreement
                              -------------------

                                                                December 8, 1998

Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Ladies and Gentlemen:

    United Rentals (North America), Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein. to issue and sell to Goldman, Sachs & Co. (the "Purchaser") an aggregate of $300,000,000 principal amount of the 9 1/4% Senior Subordinated Notes due 2009, Series A specified above (the "Securities"). The Securities are to be issued pursuant to an indenture (the "Indenture") to be dated as of the Time of Delivery (as defined below), between the Company, the United States subsidiaries of the Company (the "Guarantors") and State Street Bank and Trust Company, as trustee (the "Trustee"). Pursuant to the Indenture and certain guarantees (the "Guarantees"), the Guarantors have agreed to guaranty the Company's payment and other obligations under the Indenture and the Securities.

    The Company understands that the Purchaser proposes to make an offering of the Securities on the terms and in the manner set forth herein and agrees that the Purchaser may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers at any time after the execution and delivery of this Agreement. The Securities are to be offered and sold through the Purchaser without being registered under the Securities Act of 1933, as amended (the "Act"), in reliance upon exemptions therefrom. Pursuant to the terms of the Securities and the Indenture, investors that acquire Securities may only resell or otherwise transfer such Securities if such Securities are hereafter registered under the Act or if an exemption from the registration requirements of the Act is available (including the exemption afforded by Rule 144A ("Rule 144A") of the rules and regulations promulgated under the Act by the Securities and Exchange Commission (the "Commission")).

    Holders (including subsequent transferees) of the Securities will have the registration rights set forth in the Notes Registration Rights Agreement (the "Notes Registration Rights Agreement") to be dated as of the Time of Delivery among the Company, the Guarantors and the Purchaser and so long as such Securities constitute "Transfer Restricted Notes" (as defined in such agreement). Pursuant to the Notes Registration Rights Agreement, the Company will agree to file with the Commission, under the circumstances set forth therein, (i) a registration statement under the Act (the "Exchange Offer Registration Statement") relating to the Company's 9 1/4% Senior Subordinated Notes due 2009 Series B (the "Exchange Securities"), to be offered in exchange for the Securities (such offer to exchange being referred to as the

"Exchange Offer") and (ii) under certain circumstances, a shelf registration statement pursuant to Rule 415 under the Act (the "Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, the "Notes Registration Statements") relating to the resale by certain holders of the Securities and to use its best efforts to cause such Notes Registration Statements to be declared and remain effective and usable for the periods specified in the Notes Registration Rights Agreement and to consummate the Exchange Offer.

    The Company is preparing and will deliver to the Purchaser copies of a final offering circular dated December 8, 1998 (the "Final Offering Circular") for use by the Purchaser in connection with its solicitation of purchases of, or offering of, the Securities. "Offering Circular" means, with respect to any date or time referred to in this Agreement, the Final Offering Circular, or any amendment or supplement thereto, including exhibits thereto and documents incorporated therein by reference, if any, which has been prepared and delivered by the Company to the Purchaser in connection with the Purchaser's solicitation of purchases of, or offering of, the Securities.

    All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Offering Circular (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which are incorporated by reference in the Offering Circular, if any; and all references in this Agreement to amendments or supplements to the Offering Circular shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "Exchange Act") which is incorporated by reference in the Offering Circular.

        1. The Company represents and warrants to, and agrees with, the Purchaser that:

        (a) The Company has not, directly or indirectly, solicited any offer to buy or offered to sell, and will not, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Securities in a manner that would require the Securities to be registered under the Act.

        (b) The Offering Circular as of its date and at the Time of Delivery will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the 11uht of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from the Offering Circular made in reliance upon and in conformity with information furnished to the Company In writing by the Purchaser expressly for use in the Offering Circular.

        (c) The documents incorporated or deemed to be incorporated by reference in the Offering Circular, if any, at the time they were or hereafter are filed with the Commission complied and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission (the "Exchange Act Regulations"), and, when read together with the other information in the Offering Circular, at the date of the Offering Circular and at the Time of Delivery, will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (d) The accountants who certified the financial statements and supporting schedules included in the Offering Circular are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of Regulation S-X under the Act.

     (e) Each of the historical financial statements to be included in the Offering Circular, together with related schedules and notes, present fairly (on a consolidated basis where so indicated) the financial condition of the entity or entities to which such financial statement purports to relate (the "Reported Entity") at the date(s) indicated and the statement of operations (or income or earnings as indicated in the applicable financial statement) and cash flows and (in the case of a Reported Entity for which a statement of stockholders' equity is included) stockholders' equity (and partners' capital if so indicated in the applicable financial statement) of the Reported Entity for the period(s) specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved (except as otherwise indicated in such financial statements). Any supporting schedules to be included in the Offering Circular present fairly in accordance with GAAP the information required to be stated therein. The selected historical financial information and the summary historical financial information to be included in the Offering Circular present fairly the information shown therein and, in the case of historical financial data or information of the Company, have been compiled on a basis consistent with that of the audited financial statements included in the Offering Circular. The pro forma financial statements and the related notes thereto to be included in the Offering Circular present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

     (f) The Company has not taken or caused to be taken and will not take or cause to be taken, either directly or indirectly, any action designed to cause or result in, or which action constitutes or which might reasonably be expected to constitute, the stabilization or manipulation of the market price of any security in contravention of any applicable law, including but not limited to those actions prohibited by Section 9(a) of the Exchange Act, the Exchange Act Regulations and Regulation M promulgated by the Commission.

     (g) Neither the Company nor any of the Subsidiaries (as defined below) has sustained since the date of the latest financial statements to be included or incorporated by reference in the Offering Circular any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by 'insurance, or from any labor dispute or court or crovemmental action, order or decree which would be material to the Company and the Subsidiaries taken as a whole, otherwise than as reserved for as disclosed in the Company's financial statements or financial statements of certain Subsidiaries to be included in the Offering Circular and since the respective dates as of which information is given in the Offering Circular, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise (a "Material Adverse Effect"), whether or not arising in the ordinary course of business, (B) there has not been any change in the capital stock of the Company or increase in the long-term debt (other than accretion or scheduled repayments thereof) of the Company and the Subsidiaries taken as a whole, (C) there have been no transactions entered into by the Company or any of the Subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and the Subsidiaries considered as one enterprise, and
(D) there has been no dividend or distribution (except as would permitted under the covenants captioned "Description of the Notes - Limitation on Restricted Payments" to be contained in the Offering Circular) of any kind declared, paid or made by the Company on any class of its capital stock.

     (h) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Circular and to enter into and perform its obligations under this Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

     (i) Each subsidiary of the Company (each, a "Subsidiary") has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Circular and is duly qualified as a foreign corporation to transact business and is in good in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Offering Circular, all of the issued and outstanding capital stock of each such Subsidiary has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity (except for any security interest or pledge contemplated by the Credit Agreement dated September 29, 1998 among the Company, United Rentals, United Rentals of Canada, Inc. and Bank of America National Trust and Savings Association ("B of A"), as U.S. Agent, Bank of America Canada, as Canadian Agent, and various financial institutions (the "Credit Agreement") and the Term Loan Agreement dated July 10, 1998 between the Company, certain financial institutions and B of A, as agent, as amended by the First Amendment to the Term Loan Agreement, dated September 29, 1998 (the "Term Loan Agreement")); none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any security holder of such Subsidiary. The only Subsidiaries of the Company (other than inactive Subsidiaries) are the Subsidiaries listed in a certificate of officers of the Company to be delivered to the Purchaser prior to the Time of Delivery and each Subsidiary of the Company which constitutes a "significant subsidiary" (as such term is defined in Rule 1-02 of Regulation

S-X under the Act); provided, however, that such determination shall be made by reference to the Company's pro forma financial statements as permitted by Rule 3-05(b)(3) of Regulation S-X (each, a "Significant Subsidiary"), is marked with a * in such certificate.

     (j) The authorized capital stock of the Company consists of 3,000 shares of common stock, par value $0.01 per share (the "Common Stock"). As of the date hereof, there were 1,000 shares of Common Stock outstanding. The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any security holder of the Company. All of the outstanding capital stock of the Company is owned by United Rentals, Inc., a corporation duly organized and validly existing under the laws of the State of Delaware ("United Rentals"), free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity (except for any security interest or pledge contemplated by the Credit Agreement or the Term Loan Agreement).

     (k) This Agreement has been duly authorized, executed and delivered by the Company.

     (l) The Indenture has been duly authorized by the Company and each Guarantor, and, at the Time of Delivery, will have been duly executed and delivered by the Company and each such Guarantor and will constitute a valid and binding agreement of the Company and each such Guarantor, enforceable against the Company and each such Guarantor in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

     (m) The Securities have been duly authorized and, at the Time of Delivery, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and, subject to the foregoing limitations, entitled to the benefits of, the Indenture. At the Time of Delivery, the Securities will conform in all material respects to the description thereof contained in the Offering Circular.

     (n) Each Guaranty has been duly authorized by the applicable Guarantor under the laws of its state of incorporation, and, at the Time of Delivery, each Guaranty relating to Securities being issued as of Time of Delivery that appears on or is attached to such Securities, will have been duly executed by such Guarantor and, when issued in the manner provided for in the Indenture and delivered in accordance with this Agreement, will constitute a valid and binding obligation of such Guarantor, enforceable against such

Guarantor in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and, subject to the foregoing limitations, entitled to the benefits of, the Indenture. At the Time of Delivery, the Guarantees will conform in all material respects to the description thereof contained in the Offering Circular.

     (o) The Exchange Securities have been duty authorized by the Company. When the Exchange Securities are issued, executed and authenticated in the manner provided for by the terms of the Exchange Offer and the Indenture, the Exchange Securities will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and, subject to the foregoing limitations, entitled to the benefits of, the Indenture.

     (p) The Notes Registration Rights Agreement has been duly authorized by the Company and each Guarantor, and, at the Time of Delivery, will have been duly executed and delivered by the Company and each Guarantor, and will constitute valid and binding obligations of the Company and each Guarantor, enforceable against the Company and each such Guarantor in accordance with its terms except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law). At the Time of Delivery, the Notes Registration Rights Agreement will conform in all material respects to the description thereof contained in the Offering Circular.

     (q) The Securities, the Guarantees and the Indenture will conform in all material respects to the respective statements relating thereto contained in the Offering Circular.

     (r) Neither the Company nor any of its Subsidiaries is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them may be bound, or to which any of the property or assets of the Company or any of its Subsidiaries is subject (collectively, "Agreements and Instruments") except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement, the Indenture, the Securities, the Guarantees, the Notes Registration Rights Agreement, and any other agreement or instrument entered into or issued or to be entered into or issued by the Company in connection with the transactions contemplated hereby or thereby or in the Offering Circular and the consummation of the

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transactions contemplated herein and in the Offering Circular and compliance by the Company with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or a Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, the Agreements and Instruments except for such conflicts, breaches or defaults or liens, charges or encumbrances that, singly or in the aggregate, would not result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or any of its Subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its Subsidiaries or any of their assets or properties. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its Subsidiaries.

     (s) No labor dispute with the employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any of its Subsidiaries' principal suppliers, manufacturers, customers or contractors, which, in either case, may reasonably be expected to result in a Material Adverse Effect.

      (t) There is no action, suit, proceeding, inquiry or investigation before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or any Subsidiary thereof which is required to be disclosed in the Offering Circular (other than as will be disclosed therein), or which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the consummation of this Agreement or the performance by the Company of its obligations hereunder. The aggregate of all pending legal or governmental proceedings to which the Company or any Subsidiary thereof is a party or of which any of their respective property or assets is the subject which are not described in the Offering Circular, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

      (u) To the knowledge of the Company, the representations and warranties made by each of the Acquired Companies (as defined in the Offering Circular) and the selling stockholders in the respective agreements pursuant to which the Company acquired the Acquired Companies did not as of the respective dates thereof contain any inaccuracies that might, singly or in the aggregate, reasonably be expected to have a Material Adverse Effect.

     (v) There are no contracts or documents which are required to be described in the Offering Circular which will not be so described.

     (w) The Company and its Subsidiaries own or possess, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, servicemarks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by them, and neither the Company nor any of its Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its Subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse Effect.

     (x) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder or by the Company or any Guarantor in connection with the offering, issuance or sale of the Securities and Guarantees hereunder or the consummation of the transactions contemplated by this Agreement, except (i) for filings and qualifications contemplated by the Notes Registration Rights Agreement, (ii) such as may be required under foreign or state securities or blue sky laws and (iii) such as may be required after the Time of Delivery pursuant to the Company's periodic reporting requirements on its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K to be filed with the Commission under Sections 13 and 15(d), respectively, of the Exchange Act.

     (y) The Company and its Subsidiaries possess such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, except where the failure to so possess such Government Licenses would not, singly or in the aggregate, have a Material Adverse Effect, the Company and its Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have, singly or in the aggregate, a Material Adverse Effect; and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

     (z) The Company and its Subsidiaries have good and marketable title to all real property to be described in the Offering Circular as owned by the Company and its Subsidiaries and good title to all other properties described in the Offering Circular as owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are pursuant to the Credit Agreement and the Terrn Loan Agreement as described in the Offering Circular or (b) do not, singly or in the aggregate, materially interfere with the use made and proposed to be made of such property by the Company or any of its Subsidiaries; and all of the leases and subleases material to the business of the Company and its Subsidiaries, considered as one enterprise, and under which the Company or any of its Subsidiaries holds properties described in the Offering Circular, are in full force and effect, and neither the Company nor any Subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease, which claim, if upheld, would result in a Material Adverse Effect.

     (aa) Neither the Company nor any Guarantor is, or upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Offering Circular will be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

     (bb) Except as described in the Offering, Circular or except as would not, singly or in the aggregate, result in a Material Adverse Effect: (A) neither the Company nor any of its Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) neither the Company nor any of its Subsidiaries is lacking any permits, authorizations and approvals required under any applicable Environmental Laws or are in violation of the requirements of such Environmental Laws, (C) there are no pending or, to the best knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its Subsidiaries and (D) to the knowledge of the Company there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its Subsidiaries relating to Hazardous Materials or any Environmental Laws.

     (cc) Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data to be included in the Offering Circular are not based on or derived from sources that are reliable and accurate in all material respects.

     (dd) The Company and each of its Subsidiaries have filed all necessary federal, state, local and foreign income, payroll, franchise and other tax returns (after giving effect to extensions) and have paid all taxes shown as due thereon (except where the failure to so file or pay would not, singly or in the aggregate, have a Material Adverse Effect), and there is no tax deficiency that has been, or to the knowledge of the Company is likely to be, asserted against the Company, any of its Subsidiaries or an of their properties or assets that would result in a Material Adverse Effect, except for taxes that are being contested in good faith by appropriate proceedings and with respect to which the Company has established adequate reserves in accordance with GAAP.

     (ee) The Securities are eligible for resale pursuant to Rule 144A and will not be, at the Time of Delivery, of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act, or quoted in a U.S. automated interdealer quotation system.

     (ff) None of the Company, its affiliates, as such term is defined in Rule 501(b) under the Act ("Affiliates"), or any person acting on its or any of their behalf (other than the Purchaser, as to whom the Company makes no representation) has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising, within the meaning of Rule 502(c) under the Act.

     (gg) Assuming the accuracy of the representations and warranties of the Purchaser set forth in Section 3 hereof and compliance by the Purchaser with the provisions of Sections 3 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Purchaser and to any subsequent purchaser in the manner contemplated by this Agreement and the Offering Circular to register the Securities under the Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the " 1939 Act").

     (hh) Neither the Company, United Rentals nor any of its Subsidiaries is or has ever been a Personal Holding Company within the meaning of Section 542 of the Internal Revenue Code of 1986, as amended. -

     (ii) Neither the Company nor any Subsidiary has received notice from any insurer providing insurance coverage for the Company and its Subsidiaries or agent of such insurer that capital improvements or other expenditures will have to be made in order to continue present insurance coverage, except such as could not reasonably be expected, singularly or in the aggregate, to have a Material Adverse Effect.

     (jj) The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (kk) Other than pursuant to this Agreement, there are no contracts, agreements or understandings between either the Company, United Rentals or its Subsidiaries and any person that give rise to a valid claim against the Company, United Rentals any of its Subsidiaries or the Purchaser for a brokerage commission, finder's fee or other like payment relating to the transactions contemplated hereby.

     (ll) There are no persons with registration rights or other similar rights to have any debt securities registered pursuant to any registration statement or otherwise registered by the Company under the Act, except persons having such rights pursuant to the Notes Registration Rights Agreement, the Notes Registration Rights Agreement dated August 12, 1998 between the Company, certain of the Subsidiaries and the initial purchasers named therein and the Notes Registration Rights Agreement dated May 22, 1998 between the Company, certain of the Subsidiaries and the initial purchasers named therein.

     (mm) Neither the Company, any of its Subsidiaries or any agent thereof acting on the behalf of any of them, has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Securities to violate Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F-R. Part 224) of the Board of Governors of the Federal Reserve System.

     (nn) The Offering Circular, as of its date, will contain all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Act.

     (oo) Neither the Company nor any of its Subsidiaries has violated any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect. If any such plan is adopted, the execution and delivery of this Agreement and the sale of the Securities will not involve any non-exempt prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended. The representations made in the preceding sentence are made in reliance upon and subject to the accuracy of, and compliance with, the representations and covenants to be made or deemed to be made by the purchasers of the Securities as set forth in the Offering Circular.

     (pp) There are, and as of the Time of Delivery, there will be no agreements containing any limitation on dividends or any other payment restrictions of the type referred to in clause (vii) of the covenant captioned " Description of the Notes - Limitation on Dividends and other Payment Restrictions Affecting Restricted Subsidiaries" to be contained in the Offering Circular.

     (qq) Except as listed on a certificate of officers of the Company to be delivered to the Purchaser prior to the Time of Delivery, there are and as of the Time of Delivery, there will be no agreements of the type referred to in clause (vi) of the second paragraph of the covenant captioned "Description of the Notes - Limitation on Transactions with Affiliates" to be contained in the Offering Circular.

     (rr) To the best of the Company's knowledge and belief, except as listed on a certificate of officers of the Company to be delivered to the Purchaser prior to the Time of Delivery, there are, and as of the Time of Delivery, there will be no agreements existing of the type referred to in clause (c) of the definition of "Permitted Indebtedness" under "Description of Notes - Certain Definitions" to be contained in the Offering Circular. As of the Time of Delivery, but without giving effect to the issuance of the Securities and the application of the net proceeds therefrom, the aggregate outstanding Indebtedness (as defined in the Offering Circular under "Description of Notes--Certain Definitions") of the Company and its Subsidiaries will not exceed $1.4 billion.

     (ss) All information contained in the certificates of officers of the Company to be delivered pursuant to (1), (qq) and (rr) of this Section I which would be required to be disclosed in the Offering Circular if the Offering Circular was a prospectus forming part of a registration statement filed with the Commission under the Act, has been disclosed in the Offering Circular.

     (tt) Any certificate signed by any officer of the Company or any of its Subsidiaries delivered to the Purchaser or to counsel for the Purchaser pursuant to this Agreement shall be deemed a representation and warranty by the Company to the Purchaser as to the matters covered thereby.

     2. Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Company, at a purchase price set forth in Schedule II hereto, the principal amount of Securities set forth opposite the name of the Purchaser in Schedule I hereto.

     3. The Purchaser proposes to offer the Securities for sale upon the terms and conditions set forth in this Agreement and the Offering Circular and the Purchaser hereby represents and warrants to, and agrees with the Company that:

    (a) It will offer and sell the Securities only to: (1) persons who it reasonably believes are "qualified institutional buyers" ("QIBs") within the meaning of Rule 144A under the Act in transactions meeting the requirements of Rule 144A or (11) upon the terms and conditions set forth in Annex I to this Agreement;

     (b) It Is an institution that is an accredited investor with the meaning of Rule 501 underthe Act; and

     (c) It will not offer or sell the Securities by any form of general solicitation or general advertising, including but not limited to the methods described in Rule 502(c) under the Act.

     4. (a) The Securities to be purchased by the Purchaser shall be delivered by or on behalf of the Company to Goldman, Sachs & Co., through the facilities of The Depository Trust Company ("DTC"), for the account of such Purchaser, against payment by or on behalf of such Purchaser of the purchase price therefor by wire transfer in same day funds or certified or official bank check or checks, payable to the order of the Company in immediately available funds. The Company will cause the certificates representing the Securities to be made available for checking at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of DTC or its designated custodian (the "Designated Office"). The Securities to be purchased by the Purchaser hereunder will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of the Trustee with DTC or its designated custodian. The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on December 15, 1998 or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date are herein called the "Time of Delivery."

     (b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Purchaser pursuant to Section 7(i) hereof, will be delivered at such time and date at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York 10022 (the "Closing Location"), and the Securities will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location prior to the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto.

       5.    The Company agrees with the Purchaser:

       (a) To prepare the Offering Circular in a form reasonably approved by you; to make no amendment or any supplement to the Offering Circular which shall be reasonably disapproved by you promptly after reasonable notice thereof; and to furnish you with as many copies thereof as you shall reasonably request;

     (b) Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

     (c) To furnish the Purchaser with copies of the Offering Circular and each amendment or supplement thereto in such quantities as you may from time to time reasonably request, and if, at any time prior to earlier of (i) completion of the distribution of the Securities, as notified to you by Goldman, Sachs & Co., and (ii) the expiration of nine months after the date of the Offering Circular, any event shall have occurred as a result of which the Offering Circular as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Offering Circular is delivered, not misleading, or, if for any other reason it shall be necessary or desirable during such same period to amend or supplement the Offering Circular, to notify you and upon your request to prepare and furnish without charge to the Purchaser and to any dealer in securities as many copies as you may reasonably request of an amended Offering Circular or a supplement to the Offering Circular which will correct such statement or omission or effect such compliance;

      (d)  During the period beginning from the date hereof and continuing
120 days from the date of the Offering Circular, not to offer, sell contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Securities without the prior written consent of the Purchaser;

      (e) Not to be or become, at any time prior to the expiration of two years after the Time of Delivery, an open-end investment company, unit investment trust, closed-end investment company or face-amount certificate company that is or required to be registered under Section 8 of the Investment Company Act;

      (f) At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, for the benefit of holders from time to time of Securities, to furnish at its expense, upon request, to holders of Securities and prospective purchasers of securities information (the "Additional Issuer Information") satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Act;

      (g) To use its best efforts to cause the Securities to be eligible for the PORTAL trading system of the National Association of Securities Dealers, Inc.;

      (h) During a period of five years from the date of the Offering Circular, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders of the Company, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which the Securities or any class of securities of the Company is listed; and (ii) such additional public information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

      (i) During the period of two years after the Time of Delivery, the Company will not, and will not permit any of its "affiliates" (as defined in Rule 144 under the Securities Act) to, resell any of the Securities which constitute "restricted securities" under Rule 144 that have been reacquired by any of them;

     (j) The Company shall file, on or prior to 90 days after the date hereof, and use its reasonable best efforts to cause to be declared or become effective under the Act, on or prior to 150 days after the date hereof, a registration statement providing for the registration of the Exchange Securities, all in accordance with the terms of the Notes Registration Rights Agreement; and

     (k) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Offering Circular under the caption "Use of Proceeds".

     6. The Company covenants and agrees with the Purchaser that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the issue of the Securities and all other expenses in connection with the preparation, printing and filing of the Offering Circular and any amendments and supplements thereto and the mailing and delivering of copies thereof to the Purchaser and dealers; (ii) the cost of printing or producing any Agreement among Purchasers, this Agreement, the Indenture, the Notes Registration Rights Agreement, the Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Purchaser in connection with such qualification and in connection with the Blue Sky and legal investment surveys, (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing the Securities; (vi) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; (vii) any cost incurred in connection with the designation of the Securities for trading in PORTAL; and
(viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Purchaser will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

     7. The obligations of the Purchaser hereunder shall be subject, in its discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of the Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

     (a) Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Purchaser, shall have furnished to you such opinion or opinions, dated the Time of Delivery, with respect to the matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

     (b) Ehrenreich Eilenberg, Krause & Zivian LLP, counsel for the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect set forth in Annex 11 hereto,

     (c) Weil, Gotshal & Manges LLP, counsel for the Company, shall have furnished to you their written opinion, dated the Time of Delivery, in form and substance satisfactory to you, to the effect set forth in Annex III hereto;

     (d) Prior to the Time of Delivery, each accounting firm whose report is included in the Offering Circular shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex IV hereto;

     (e) (i) Neither the Company nor any of the Subsidiaries shall have sustained since the date of the latest audited financial statements included in the Offering Circular any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which would be material to the Company and the Subsidiaries taken as a whole otherwise than as set forth or contemplated in the Offering Circular or reserved for as disclosed in the Company's financial statements or financial statements of certain Subsidiaries included in the Offering Circular, and (ii) since the respective dates as of which information is given in the Offering Circular there shall not have been any change in the capital stock or long-term debt (other than accretion thereof and other than borrowings in the ordinary course of business under the Credit Facility with respect to working capital requirements for the ongoing operation of the Company and the Subsidiaries) of the Company and the Subsidiaries taken as a whole or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and the Subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Offering Circular, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of Goldman, Sachs & Co. so material and adverse as to make it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in this Agreement and in the Offering Circular;

     (f) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Securities or any of the Company's debt securities;

     (g) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange ("NYSE") or on the National Association of Securities Dealers Automated Quotation System, (ii) a suspension or material limitation in trading in United Rentals' securities on the NYSE; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause (iv) in the judgment of Goldman, Sachs & Co. makes it impracticable or inadvisable to proceed with the offering or the delivery of the Securities on the terms and in the manner contemplated in the Offering Circular;

     (h)  The Securities have been designated for trading on PORTAL; and

     (i) The Company shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (e) of this Section and as to such other matters as you may reasonably request.

     8. (a) The Company will indemnify and hold harmless the Purchaser against any losses, claims, damages or liabilities, joint or several, to which the Purchaser may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, and will reimburse the Purchaser for any legal or other expenses reasonably incurred by the Purchaser in connection with investigating or defending any such action or claim as such expenses are incurred, provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Purchaser expressly for use therein.

     (b) The Purchaser will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Offering Circular, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Offering Circular or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by the Purchaser expressly for use therein, and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

     (c) Promptly after receipt by an indemnified party under Section 8(a) or 8(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party. An indemnifying party shall not be required to indemnify an indemnified party hereunder with respect to any settlement or compromise of, or consent to entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder if (i) such settlement, compromise or consent is entered into or made or given by the indemnified party without the consent of the indemnifying party; and (ii) the indemnifying party has not unreasonably withheld or delayed any such consent.

     (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying parties on the one hand and the indemnified parties on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under Section 8(c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the indemnifying parties on the one hand and the indemnified parties on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Purchaser on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total discounts and commissions received by the Purchaser, in each case as set forth in the Offering Circular. The relative fault of a party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Purchaser on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Purchaser agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection
(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), the Purchaser shall not be required to contribute any amount in excess of the amount by which the Securities purchased by the Purchaser exceeds the amount of any damages which the

Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alletzed omission.


     (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of the Act; and the obligations of the Purchaser under this Section 8 shall be in addition to any liability which the Purchaser may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

     9. The respective indemnities, agreements, representations, warranties and other statements of the Company and the Purchaser, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of the Purchaser or any controlling person of the Purchaser, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

     10. The Purchaser, prior to the Time of Delivery, shall have the right to terminate this Agreement and the transactions contemplated hereby if the Purchaser reasonably objects to any information contained in the Offering Circular not previously disclosed by the Company in any document filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15 of the Exchange Act prior to the date of this Agreement. If the Purchaser terminates this Agreement in accordance with this Section 10, the Purchaser shall have no liability to the Company or any of its affiliates.

     11. If the Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Purchaser for all out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred by the Purchaser in making preparations for the purchase, sale and delivery of the Securities, but the Company shall then be under no further liability to the Purchaser except as provided in Sections 6 and 8 hereof.

     12. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Purchaser shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., 32 Old Slip, 9th Floor, New York, New York 10004, Attention: Registration Department; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Offering Circular, Attention: Chief Financial Officer. Any such statements, requests, notices or agreements shall take effect upon receipt thereof

     13. This Agreement shall be binding upon, and inure solely to the benefit of, the Purchaser, the Company and, to the extent provided in Sections 8 and 9 hereof, the officers and directors of the Company and each person who controls the Company or the Purchaser, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from the Purchaser shall be deemed a successor or assign by reason merely of such purchase.

        14.    Time shall be of the essence of this Agreement.

        15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

        16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

  If the foregoing is in accordance with your understanding, please sign and return to ten counterparts hereof, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement between the Purchaser and the Company.


                                        Very truly yours,

                                        UNITED RENTALS (NORTH AMERICA), INC.

                                        By:____________________________

                                        Name: Michael Nolan
                                        Title: CFO

Accepted as of the date hereof:

Goldman, Sachs & Co.

By:______________________________
           (Goldman, Sachs & Co.)

  If the foregoing is in accordance with your understanding, please sign and return to ten counterparts hereof, and upon the acceptance hereof by you, this letter and such acceptance hereof shall constitute a binding agreement between the Purchaser and the Company.

                                        Very truly yours,

                                        UNITED RENTALS (NORTH AMERICA), INC.

                                        By:______________________________
                                           Name:
                                           Title:

Accepted as of the date hereof:

Goldman, Sachs & Co.

By:________________________________
         (Goldman, Sachs & Co.)